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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 July 20, 2000

       Date of Report (Date of earliest event reported):  July 13, 2000

                     INFORETECH WIRELESS TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)

          Nevada                            0-30104                       88-0350120
(State or other jurisdiction       (Commission File Number)             (I.R.S. Employer
     of incorporation)                                               Identification Number)

                                   Suite 214
                               5500-152/nd/ Street
                            Surrey, British Columbia
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  604-576-7442
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Effective as of July 13, 2000, InFOREtech Wireless Technology, Inc. (the "Company") dismissed Lemieux Deck Millard Bond ("Lemieux"). The decision to change accountants was approved by the Board of Directors of the Company.

          The report of Lemieux of the Company's balance sheet as of December 31, 1999 and the related statement of stockholders' equity at December 31, 1999, and statement of cash flows for the year ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except as to the ability of the Company to continue as a going concern.

          During the fiscal year ended December 31, 1999 and the interim period subsequent to December 31, 1999 through July 13, 2000, there were no disagreements between the Company and Lemieux as to any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Lemieux, would have caused it to make a reference to the subject matter of the disagreement in connection with its report on the financial statements for such periods within the meaning of
          Item 304(a)(1)(iv)(A) of Regulation S-B. During the fiscal year ended December 31, 1999 and the interim period subsequent to December 31, 1999 through July 13, 2000, there have been no reportable events (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B). Lemieux has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

     (b) The Company as of July 13, 2000 has engaged the firm of Ernst & Young LLP as independent auditors for the Company's fiscal year ending December 31, 2000 to replace Lemieux. The Company's Board of Directors approved the selection of Ernst & Young LLP as independent auditors. The Company has not consulted Ernst & Young LLP prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement or a reportable event within the meaning of Item 304(a)(1) of Regulation S-B.

                                       2
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit
          Number             Description
          ------             -----------
          16.1               Letter regarding change in certifying accountants.

                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INFORETECH WIRELESS TECHNOLOGY, INC.

Date:  July 19, 2000          By:  /s/ Robert Silzer, Sr.
                                  ------------------------------------------
                                  Robert Silzer, Sr., Chief Executive Officer

                                       4
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                               INDEX TO EXHIBITS

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
Exhibit
Number                       Description
------                       -----------
16.1                         Letter regarding change in certifying accountants.
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